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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 7, 2001


       UPC POLSKA, INC.                                 UNITED PAN-EUROPE
----------------------------                           COMMUNICATIONS N.V.
(Exact name of registrant                        -------------------------------
as specified in its charter)                     (Exact name of registrant as
                                                   specified in its charter)

          Delaware                                       The Netherlands
-----------------------------                     ------------------------------
(State or Other Jurisdiction                       (State or Other Jurisdiction
     of Incorporation)                                  of Incorporation)

         000-22877                                          000-25365
-----------------------------                     ------------------------------
  (Commission File Number)                           (Commission File Number)

         06-148715                                         98-0191997
-----------------------------                     ------------------------------
      (I.R.S. Employer                                  (I.R.S. Employer
    Identification Number)                             Identification Number)


4643 Ulster Street, Suite 1300,                            Boeing Avenue 53
   Denver, Colorado 80237                              1119 PE, Schiphol Rijk
-----------------------------                              The Netherlands
  (Address and zip code of                        ------------------------------
 principal executive offices)                        (Address and zip code of
                                                    principal executive offices)


       (303) 770-4001                                     (31) 20-778-9840
-----------------------------                      -----------------------------
(Registrant's telephone number,                  (Registrant's telephone number,
     including area code)                              including area code)



                         -----------------------------

ITEM 2. ACQUISITIION OR DISPOSITION OF ASSETS

As reported on Current Report on Form 8-K, filed on December 21, 2001, on August 10, 2001, United Pan-Europe Communications N.V. (UPC), the parent company of UPC Polska, Inc. (the Company), and Canal+ Group (Canal+), the television and film division of Vivendi Universal S.A., announced the signing of definitive agreements to merge their respective Polish direct-to-home (DTH) satellite television platforms, as well as the Canal+ Polska premium channel, to form a common Polish DTH platform. The transactions contemplated by such agreements were consummated on December 7, 2001. Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the Current Report filed on Form 8-K on December 21, 2001, to include the pro forma finacial information required by Item 7(b) of Form 8-K. As part of the transactions, the Company, through its affiliate Polska Telewizja Cyfrowa TV Sp. z o.o. (PTC), contributed its Polish and United Kingdom DTH assets to Telewizyjna Korporacja Partycypacyjna S.A. (TKP), the Polish subsidiary of Canal+, and agreed to fund 30.0 million euros (approximately $27.7 million as at December 7, 2001) in the form of a shareholder loan to TKP. The Company received 150.0 million euros (approximately $138.8 million as of December 7, 2001) in cash and PTC received a 25% ownership interest in TKP upon completion of certain Polish legal formalities in connection with the issuance of new TKP shares. Through a contractual arrangement, the Canal+ Polska premium channel will be available on the Company's cable network.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) Pro forma financial information

The following unaudited pro forma condensed consolidated financial statements, which reflect the consolidated financial position of the Company assuming that the disposition of the Company's Polish and United Kingdom DTH assets had occurred on September 30, 2001, and the consolidated results of operations of the Company assuming that the disposition had occurred as of January 1, 2001 and January 1, 2000, respectively, are filed with this report:

Pro forma  Unaudited  Condensed  Consolidated  Balance Sheet as of September 30,
2001,
Pro forma Unaudited Condensed Consolidated Statement of Operations for the nine months ended September 30, 2001,
Pro forma Unaudited Condensed Consolidated Statement of Operations for the Year ended December 31, 2000,
Notes to Pro forma Unaudited Condensed Consolidated Financial Statements.

The following unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2001. The following pro forma information is presented for illustrative purposes only and is not necessarily indicative of future operating results or financial position.

                                UPC POLSKA, INC.
          PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS AS
                              OF SEPTEMBER 30, 2001
                                     ASSETS


                                                                                         Pro forma
                                                    Historical      Disposition          adjustment       Pro forma
                                                    ----------      -----------          ----------       ---------
                                                                               (in thousands)
Current assets:
    Cash and cash equivalents                       $    9,922      $  (31,930)a,d       $  137,400  d    $ 115,392
    Trade accounts receivable, net                      10,919          (3,710)a                  -           7,209
    Programming and broadcast rights                     4,364               -               (4,364) b            -
    VAT recoverable                                      1,001            (416)a                  -             585
    Prepayments                                          4,760          (3,822)a                  -             938
    Due from UPC affiliates                             28,879          (8,340)a                  -          20,539
    Other current assets                                   989         138,907 a           (129,561) d       10,335
                                                    ----------      -----------          -----------      ----------
      Total current assets                              60,834          90,689                3,475         154,998
                                                    ----------      -----------          -----------      ----------
Property, plant and equipment:
    Cable television systems assets                    156,619               -                    -         156,619
      DTH, transmission and production equipment       149,732        (149,732)a  -               -               -
    Construction in progress                             3,961               -                  104  c        4,065
    Vehicles                                             2,340          (1,309)a                 93  c        1,124
    Other                                               27,457         (15,514)a             10,086  c       22,029
                                                    ----------      -----------          -----------      ----------
                                                       340,109        (166,555)              10,283         183,837
    Less accumulated depreciation                     (101,612)         57,410 a                  -         (44,202)
                                                    ----------      -----------          -----------      ----------
      Net property, plant and equipment                238,497        (109,145)              10,283         139,635

Inventories for construction                             5,145            (112)a                  -           5,033
Intangibles, net                                       821,131        (467,118)a,d            1,033  c      355,046
Investments in affiliated companies                     14,622          59,540 a                  -          74,162
                                                    ----------      -----------          -----------      ----------

      Total assets                                  $1,140,229      $ (426,141)          $   14,791       $ 728,874
                                                    ==========      ===========          ===========      ==========

See accompanying notes to pro forma unaudited condensed consolidated financial information.


                                      -3-

                                UPC POLSKA, INC.
          PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS AS
                       OF SEPTEMBER 30, 2001 (CONTINUED)
                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                                                                         Pro forma
                                                    Historical      Disposition          adjustment       Pro forma
                                                    ----------      -----------          ----------       ---------
                                                                               (in thousands)
Current liabilities:
   Accounts payable and accrued expenses            $   54,267      $  (16,567) a        $   31,762 b,c   $  69,462
   Due to UPC                                            7,978            (169) a                 -           7,809
   Accrued interest                                        595               -                    -             595
   Deferred revenue                                      6,257          (3,756) a                 -           2,501
                                                    ----------      -----------          -----------      ----------
      Total current liabilities                         69,097         (20,492)              31,762          80,367

                                                    ----------      -----------          -----------      ----------
Long-term liabilities:
   Notes payable and accrued interest to UPC           442,033            (111) a              (321) b      441,601
   Notes payable                                       408,459               -                   -          408,459
   Other long term liabilities                             951            (951) a                -                -
                                                    ----------      -----------          -----------      ----------
      Total liabilities                                920,540         (21,554)              31,441         930,427
                                                    ----------      -----------          -----------      ----------


Commitments and contingencies (note 9)

Stockholder's equity:
   Common stock, $.01 par value; 1,000 shares
       authorized, shares issued and outstanding
       1,000 as of September 30, 2001
       and December 31, 2000                                 -               -                   -                -

   Paid-in capital                                     911,562               -                   -          911,562
   Accumulated other comprehensive loss                (83,049)         44,619  a                -          (38,430)
   Accumulated deficit                                (608,824)       (449,211) a,d       ( 16,650) b,c  (1,074,685)
                                                    ----------      -----------          -----------      ----------
         Total stockholder's equity                    219,689        (404,592)           ( 16,650)        (201,553)
                                                    ----------      -----------          -----------      ----------

         Total liabilities and
           stockholder's equity/(deficiency)        $1,140,229      $ (426,146)          $  14,791        $ 728,874
                                                    ==========      ===========          ===========      ==========

See accompanying notes to pro forma unaudited condensed consolidated financial information.


                                UPC POLSKA, INC.
   PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE
                      NINE MONTHS ENDED SEPTEMBER 30, 2001


                                                                                         Pro forma
                                                    Historical      Disposition          adjustment       Pro forma
                                                    ----------      -----------          ----------       ---------
                                                                               (in thousands)
Revenues                                            $ 107,612       $  (19,704) e        $(28,545) g      $  59,363

Operating expenses:
  Direct operating expenses                            85,450           (4,535)           (59,696) g         21,219
  Selling, general and administrative expenses         47,717          (18,570) e                 -          29,147
  Depreciation and amortization                        96,334          (56,257) e                 -          40,077
  Impairment of DTH equipment                          19,491          (19,491)                   -               -
                                                    ----------      -----------          -----------      ----------
Total operating expenses                              248,992          (98,853)             (59,696)          90,443
                                                    ----------      -----------          -----------      ----------

  Operating loss                                     (141,380)          79,149               31,151         (31,080)

Interest and investment income                            833             (297) e             2,925  f        3,461
Interest expense                                      (70,350)             265  e                 -         (70,085)
Equity in losses of affiliated companies                 (723)               -              (38,962) f      (39,685)
Foreign exchange gain/(loss), net                      (3,135)         (32,852) e                 -         (35,987)
Non-operating income/(expense), net                      (919)             799  e                 -            (120)
Gain/(loss) on disposition                                  -         (460,437) e                 -        (460,437)
                                                    ----------      -----------          -----------      ----------
  Loss before income taxes and
   minority interest                                 (215,674)        (413,373)              (4,886)       (633,933)

Income tax expense                                       (162)               -                    -            (162)
                                                    ----------      -----------          -----------      ----------

                                                    ----------      -----------          -----------      ----------
  Net loss applicable to holders of common stock   $ (215,836)      $ (413,373)           $  (4,886)     $ (634,095)
                                                    ==========      ===========          ===========      ==========
  Basic and diluted Loss per common share              N/A               N/A                  N/A             N/A
                                                    ==========      ===========          ===========      ==========

See accompanying notes to pro forma unaudited condensed consolidated financial information.

                                UPC POLSKA, INC.
     PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR
                        THE YEAR ENDED DECEMBER 31, 2000



                                                                                         Pro forma
                                                    Historical      Disposition          adjustment       Pro forma
                                                    ----------      -----------          ----------       ---------
                                                                               (in thousands)


Revenues                                            $  133,583      $  (25,755) e       $ (30,724) g       $ 77,104

Operating expenses:
  Direct operating expenses                            132,154             705  e         (76,082) g         56,777
  Selling, general and administrative expenses          63,156         (30,202) e                -           32,954
  Depreciation and amortization                        109,503         (63,399) e                -           46,104
  Impairment of DTH equipment                            7,734          (7,734) e                -                -
                                                    -----------     -----------          -----------      ----------
Total operating expenses                               312,547        (100,630)           (76,082)           135,835
                                                    -----------     -----------          -----------      ----------

  Operating loss                                      (178,964)         74,875              45,358           (58,731)

Interest and investment income                           1,329            (605) e            3,961 f          4,685
Interest expense                                       (73,984)            537  e                -          (73,447)
Equity in losses of affiliated companies                  (895)              -             (36,203)f        (37,098)
Foreign exchange gain/(loss), net                        3,397         (28,721) e                -          (25,324)
Non-operating income/(expense), net                        591            (603) e                -              (12)
Gain/(loss) on disposition                                   -        (471,022) e                -         (471,022)
                                                    ----------      -----------          -----------      ----------
  Loss before income taxes and
   minority interest                                  (248,526)       (425,539)             13,116         (660,949)

Income tax expense                                        (285)            183  e                -             (102)
                                                    -----------     -----------          -----------      ----------


                                                    -----------     -----------          -----------      ----------
  Net loss applicable to holders of common stock    $ (248,811)     $ (425,356)          $  13,116        $(661,051)
                                                    ===========     ===========          ===========      ==========
  Basic and diluted Loss per common share                N/A              N/A                N/A              N/A
                                                    ===========     ===========          ===========      ==========

See accompanying notes to pro forma unaudited condensed consolidated financial information.


                                UPC POLSKA, INC.
  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2001, presents the consolidated financial position of the Company assuming that the disposition of the Company's DTH segment had occurred on September 30, 2001. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2001, and the year ended December 31, 2000, present the consolidated results of operations of the Company assuming that the disposition had occurred as of January 1, 2001 and January 1, 2000, respectively. The unaudited pro forma financial information is based on assumptions and does not purport to be indicative of the results of operations or the financial position that would have actually occurred if the disposition had been consummated on the dates indicated. The pro forma financial information is based on the Company's previously reported historical financial statements and adjusted for the assumptions and estimates described in the accompanying Notes to the Pro Forma Unaudited Condensed Consolidated Financial Statements.

Pro Forma Adjustments

The following notes describe the adjustments included in the accompanying financial statements:

Balance Sheet

a. Adjustment to reflect (i) the estimated proceeds of $59.5 million being the fair value of the 25% interest in TKP, (ii) the elimination of assets and liabilities sold in the disposition, (iii) the estimated net effect of the restructuring of balances receivable form disposed entities of $240.9 million, and (iv) the accrued professional expenses and local tax paid in connection to the disposition of $8.1 million.

b. Adjustments to reflect the estimated accrued cost associated with: (i) the restructuring of channel agreements of $2.5, closure of sport channel of $13.1 million, (iii) restructuring of the management of $0.6 million, (iv) vacant property of $0.5 million, (v) and the goodwill write off amounting to $221.9 million.

c. Adjustments to reflect the reallocation of: (i) leasehold improvements and intangibles from DTH segment to Cable segment of $6.3 and $1.0 million, respectively and (ii) DTH reception systems from DTH segment to Programming segment of $3.9 million.

d. Cash proceed form the settlement of loan receivable from DTH segment of $137.4, cash contribution into TKP of (Euro)million ($27.5 million, as of September 30, 2001).

Income Statement

e. Adjustments to reflect the estimated loss on the disposition.

f. Use of the cash proceed from the repayment of the loan receivable of $109.9 million, and loss attributable to the Company's minority interest in TKP.

g. Adjustment to reflect the decrease in revenue and direct cost in programming segment resulting from reduced level of operation.

(c) Exhibits

    Exhibit Number    Description

    2.1 Closing Agreement, dated as of December 7, 2001, by and among UPC, Canal+, the Company, PTC and TKP.*

    2.2 Shareholders Agreement, dated August 10, 2001, by and among UPC, PTC, Canal+ and Polcom Invest S.A.*

    2.3 Contribution and Subscription Agreement, dated as of August 10, 2001, by and among UPC, Canal+, the Company, PTC and TKP.*


* Previously filed on December 21, 2001 as an exhibit to Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 20, 2002


                                    UPC POLSKA, INC.



                                    By: /s/ SIMON BOYD
                                        ----------------------------------------
                                    Name: Simon Boyd
                                    Title: Chief Executive Officer


                                    UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                    By: /s/ ANTON A.M. TUIJTEN
                                       -----------------------------------------
                                    Name: Anton A.M. Tuijten
                                    Title: Member of the Board of Management
                                           and General Counsel